UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 4, 2003	Commission File No. 2-64559
(Date of Earliest Event Reported: February 4, 2003)

NATIONWIDE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

OHIO	31-4156830
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza

Columbus, Ohio 43215

(614) 249-7111

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Item 5.	Other Events.

The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of and for the year ended December 31, 2002 is unaudited.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	Condensed Consolidated Financial Information of Nationwide Life Insurance Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY
(Registrant)

Date: February 4, 2003	/s/ Mark R. Thresher
Mark R. Thresher Senior Vice President – Chief Financial Officer